LEASE

          THIS INDENTURE made the 19th day of May, 1999.

BETWEEN:

          356535 B.C. LTD.. having an office at #902 - 1080 Howe Street, Vancouver, British Columbia V6Z 2Tl

(hereinafter called the "Landlord")

                                                          OF THE FIRST PART AND:

          MILINX MARKETING GROUP INC. of #901,1080 Howe Street, Vancouver, British Columbia

(hereinafter called the "Tenant")

                                                              OF THE SECOND PART

WITNESS that in consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of the Tenant (and the indemnitor, if any) to be paid, observed and performed, the Landlord hereby demises and leases unto the Tenant the Premises hereinafter described, all on the terms, conditions and covenants as hereinafter set forth.

1. DEFINITIONS

1.1 In this Lease:

     (a) "Base Building Work" means installation of the standard Building t-bar ceiling, light fixtures, sprinklers, HVAC (including heat pumps and ducting), and window blinds and, to the extent that such work pertains to the ground floor, shall include installation of 208 volt service;

     (b)  "Building" means the building of which the Premises form a part;

     (c)  "Commencement Date" means the later of:

          (i)  the first day of July, 1999; and

          (ii) the day following the expiry of the Fixturing Period.

     (d)  "Deposit" means the deposit described in subsection 3.3.

     (e) "Fixturing Period" means the period commencing the 15th day of May, 1999 and ending on the 15th day of July, 1999, provided that such period may be extended up to the 31 st day of July, 1 999 upon written notice to the Landlord from the Tenant;

     (f) "Landlord's 8th Floor Suites" means those portions of the Lands known as suite nos. 802, 803, 804, 805 and 806, 1080 Howe Street, being Strata Lots 41, 42, 43, 44 and 45, respectively;

     (g) "Lands" means those lands and premises situate in the City of Vancouver, Province of British comprising District Lot 541, Strata Plan LMS1608;

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     (h)  "Lease Year" means each twelve (12) consecutive  calendar month period commencing  on the 1st day of the  month  following  the  Commencement
          Date;

     (i) "Operating Expenses" means those operating expenses described in subsection 4.1 hereof;

     (j) "Premises" means those portions of the Lands at 1080 Howe Street known as:

          A.   shop A, being Strata Lot 2 ('Shop A");

          B. suite no. 901, being a portion of Strata Lot 46 as outlined in red on the plan attached hereto as Schedule "A" ("Suite No. 901");

          C. suite no. 902, being Strata Lot 47 together with a portion of Strata Lot 46 and Strata Lot 48 as outlined in red on the plan attached hereto as Schedule 'A" ('Suite No. 902'); and

          D. suite-no. 903, being a portion of Strata Lot 48 as outlined in red on the plan attached hereto as Schedule "A" (Suite No. 903") comprising six thousand three hundred and fifty-six (6,356) rentable square feet;

     (k) "Rent" the term "rent" used herein shall include basic rent as set forth in subsections 3.1 and 17.1, Operating Expenses and additional rent as set forth in subsection 4.4; and

     (l)  "Term"  means  the  period  of  Five  (5)  years   commencing  on  the
          Commencement Date.

1.2 Interpretation. Where required, the singular number shall be deemed to include the plural and the neuter gender shall include the masculine or feminine. Where there is more than one Tenant, they shall be jointly and severally bound to the fulfillment of their obligations hereunder.

1.3 Severability. If any one or more of the provisions contained in this Agreement Should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of such provision or provisions shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby;

1.4 Included Words. Words importing the singular include the plural and vice-versa, and words importing gender include all genders.

1.5 Entire Agreement. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions whether oral or written, of the parties and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth herein.

1.6 Headings. The section and subsection headings are included solely for convenience, are not intended to be full or accurate descriptions of the content, or to be considered part of this Agreement.

1.7 Cross-references. Unless otherwise stated, all references in this Agreement to a designated "section", "subsection" or other subdivision is to the designated section, subsection or other subdivision of this Agreement.

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1.8  Currency.  Unless  otherwise  indicated,  all dollar amounts referred to in this Agreement are in Canadian funds.

1.9 Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the Province of British Columbia, and the laws of Canada applicable therein, and will be treated in all respects as a British Columbia contract.

2. TERM

2.1 The Landlord leases the Premises to the Tenant for and during the Term, unless sooner terminated as hereinafter provided.

3. BASIC RENT

3.1 Basic Rent. The Tenant shall pay throughout the Term, without deduction, setoff or abatement, to the Landlord at the address of the Landlord specified herein or to such other place as the Landlord may direct in writing from time to time, annual basic rent, commencing on the Commencement Date, payable in advance on the first day of each month by way of equal monthly installments as follows:

           Basic Rent Per Square
Year(s)        Foot Per Annum               Annual                     Monthly
Of Term         Triple Net                 Basic Rent                Basic Rent
-------      ----------------             -----------                ----------
1-2               $ 11.00                  $69,916.00                 $5,826.33
3                 $ 11.50                  $73,094.00                 $6,091.17
4-5               $ 12.00                  $76,272.00                 $6,356.00

3.2. Adjustments. In the event that the Commencement Date is not the first day of the month, or in the event the Lease expires or is determined on a date other than the last day of the month, the rent payable hereunder shall be adjusted accordingly.

3.3 Deposit. The Landlord acknowledges being in receipt of a damage and security deposit (the "Deposit") from the Tenant in the amount of Twenty Thousand Dollars ($20,000.00), which sum the Landlord will hold without interest and apply against the Rent due together with Goods and Services Tax thereon in respect of the last two (2) months of the Term, provided that:

     (a) the Tenant has not committed any default under the Lease prior to the time of such application;

     (b) the Premises are not damaged and are left in a condition satisfactory to the Landlord upon the expiration or termination of this Lease; and

     (c)  the Tenant has not failed to vacate the Premises at the proper time.

     If any of the foregoing has occurred, the Landlord shall be entitled (without prejudice to any other rights and remedies available to it) to use, retain or apply all or part of the Deposit for the payment of any rent which the Tenant has not paid when due or as compensation on account of any loss or damage arising from the breach or default by the Tenant of any provision of this Lease. If the Landlord uses, retains or applies all or part of the Deposit for a purpose other than payment of the aforesaid months' Rent plus Goods and Services Tax,

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     then the Tenant will, forthwith upon demand, pay to the Landlord the amount required to restore the Deposit to its original amount.

4. ADDITIONAL PAYMENTS

4.1 Definition of Operating Expenses. "Operating Expenses" shall mean and include all expenses incurred and payable in connection with the ownership, operation, maintenance, repair and management of the Premises and the improvements thereon and, without restricting the generality of the foregoing, shall include:

     (a) all taxes, rates and assessments, whether general or special, levied or assessed for municipal, school or other purposes, or levied or assessed by any lawful government authority for such purposes with respect to the said Premises, but excluding taxes on income or profits;

     (b) the cost of insurance which the Landlord may obtain in respect of the Premises, and any deductible amount up to a maximum of One Thousand ($1,000.00) Dollars applicable to any claim made by the Landlord under such insurance;

     (c) maintenance fees, assessments, management fees and all other charges and expenses charged by the Strata Corporation including but not limited to such charges for repairing, operating and maintaining the Building and the equipment servicing the Building and of all replacements and modifications to the Building and such equipment, including those made in order to comply with laws or regulations affecting the Building or the Premises but excluding any special assessments levied by the Strata Corporation in respect of repairs to the Building or the Building's structural walls, roof, plumbing, heating and ventilation systems, or exterior;

     (d) all ordinary costs and expenses of the Landlord for repairing, operating and maintaining the Premises and the equipment servicing the Premises; and

     (e) any and all license fees and taxes imposed in connection with the occupancy of the Premises or with the particular business of the Tenant or in connection with any form of equipment or machinery used by the Tenant in the Premises.

4.2 Payment of Operating Expenses. The Tenant shall pay one hundred (100%) percent of the Operating Expenses. The amount of Operating Expenses and other additional rent which the Tenant is to pay under this Lease shall be estimated by the Landlord for the Lease Year and the Tenant shall pay 1/12th of such estimated amount and monthly installments in advance on the first day of each and every month throughout the Term. Notwithstanding the foregoing, if the Landlord is required to prepay any amount which it is entitled to collect in whole or in part from the Tenant, including, but not limited to, the expenses referred to in subsection 4.1 (a), or if the Landlord is required to pay any such amount more frequently and required as at the commencement date of the Term then the Tenant shall pay to the Landlord such amount calculated in accordance with this Lease forth with upon demand. Within ninety (90) days after the end of each Lease Year the Landlord shall furnish to the Tenant a statement of the actual costs upon which the Operating Expenses and additional rent are calculated. If the amount payable by the Tenant as shown on the statement is greater or less than the Operating Expenses and additional rent paid by the Tenant then the amount refundable to the Tenant or due and payable to the Landlord, as the case may be, shall be made within fourteen (14) days after delivery of the statement.

4.3 Net Lease. Except as may be otherwise provided herein with regard to structural and other capital repairs to the Building which are to be the Landlord's costs hereunder, the parties hereto agree that it is their purpose, intent and agreement that the rent herein shall be

                                       -4-


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     absolutely  net to the  Landlord  so that this Lease shall yield net to the
     Landlord the rent free of any charges, assessments, impositions or deductions of any kind and without abatement, deduction or setoff and under no other circumstances or conditions, whether now existing or hereafter arising or whether beyond the present contemplation of the parties, shall the Landlord be required to make any payments of any kind whatsoever, or be under any obligation or liability hereunder. All costs, expenses and other obligations of every kind and nature whatsoever relating to the premises including additional rent shall be paid by the Tenant (except as herein expressly set forth).

4.4 Additional Rent. Without prejudice to any of the remedies of the Landlord herein, any money payable by the Tenant to the Landlord hereunder, whether defined as rent or otherwise, shall be deemed to be rent, shall be paid as additional rent, shall be collectible as rent and, unless otherwise provided in this Lease, shall be payable either on demand or when stated herein to be due or if not so stated and arising from payments made by the Landlord, then same shall be due and be paid with the monthly instalment of rent following the date that payment was made by the Landlord.

4.5 Rent Arrears. Any rent not paid on the due date shall, without prejudice to any of the rights of the Landlord arising from such breach, bear interest at the prime rate of interest charged by the Hongkong Bank of Canada on commercial loans to its most credit worthy customers in Canada plus five (5%) percent per annum from such due date until paid.

4.6 GST. Notwithstanding any other provision of this Lease, the Tenant shall pay to the Landlord an amount equal to any and all Goods and Services Tax at the full tax rate applicable from time to time in respect of the rent payable and property taxes of the Premises pursuant to this Lease. The amount of Goods and Services Tax so payable by the Tenant shall be calculated by the Landlord in accordance with the applicable legislation and shall be paid to the Landlord at the same time as the amounts to which such Goods and Services Tax apply. The amount payable by the Tenant under this subsection shall be deemed not to be rent, but the Landlord shall have all of the same remedies for and rights of recovery of such amount as it has for recovery of rent under this Lease.

5. USE OF THE PREMISES

5.1 Nature of Business. The Tenant shall use the Premises continuously throughout the Term for the purpose of a business office including internet system development and telecom related purposes only or, in respect of Shop A, for printing and light production (but subject to compliance with all applicable governmental laws, bylaws and regulations and specifically not for retail) and for no other purposes without the prior written consent of the Landlord, which consent the Landlord may arbitrarily withhold in its sole discretion and, subject to the provisions of section 12 hereof, shall not permit any part of the Premises to be used or occupied by any person other than the Tenant, its employees and invitees.

5.2 Business Name. The Tenant will conduct business on or from the Premises under the name of "Milinx Marketing Group" and the names of the Tenant's affiliated companies.

6. TENANT'S COVENANTS

THE TENANT COVENANTS WITH THE LANDLORD:

6.1 Rent. To pay rent and to pay all sums payable herein as additional rent, without any abatement, setoff, compensation or deduction whatsoever.

                                       -5-


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6.2  Utility  Charges.  To pay  promptly  all charges for gas,  water and sewer, electricity, telephone service, fuel and other utilities supplied to or used by the Tenant or consumed in or on the Premises.

6.3 Overloading Utility Facilities. Not to install equipment in or on the Premises that may exceed or overload the capacity of utility facilities.

6.4 Overloading Floors. Not to place in or on the Premises any safe, heavy equipment or other heavy item, which may exceed the specifications for the Building relating to bearing loads, without obtaining the prior written consent of the Landlord.

6.5 Maintenance. To pay all charges for the operation and maintenance of all equipment, facilities and services, including lighting, mechanical and heating and air conditioning facilities, and of all computer and telecommunications equipment and services, and all charges for re-lamping of light fixtures within the Premises.

6.6 Glass. To restore forthwith at the Tenant's expense and with glass of the same colour and quality, any broken or damaged glass on the Premises.

6.7 Metering. At its own expense, if requested by the Landlord, to install separate meters to record the rate of consumption of the utilities described in subsection 6.2 hereof.

6.8 Repairs. To maintain and keep in good repair, at its own expense, the Premises including any leasehold improvements and all trade fixtures therein, the store front, all glass and utilities and all heating, air-conditioning and ventilating equipment therein, save and except for structural defects and for maintenance and repairs that are the responsibility of the Strata Corporation, and to forthwith repair the Premises according to notice given in writing by the Landlord or its agents where such repairs are the Tenants responsibility hereunder.

6.9 Entry to Inspect. To permit the Landlord, its agents or employees at all reasonable times and at any time in the case of an emergency, to enter and view the state of repair and to repair the Premises according to notice given in writing as provided in subsection 6.8 hereof, to the extent of the obligations of the Tenant as herein provided.

6.10 Condition of Premises. To keep the Premises free of rubbish and debris at all times and to provide proper receptacles for waste and rubbish.

6.11 Waste and Nuisance. Not to do, suffer or permit any act or neglect which may in any manner, directly or indirectly, cause injury or damage to the Premises or to the Building or to any equipment therein, or to any fixtures or appurtenances thereof or which may be or become a nuisance or interference to any of the occupants of the Building or which may, in the opinion of the Landlord, render the Building or any part thereof less desirable or injure the reputation thereof as a first class building.

6.12 Hazardous Materials. To ensure that the Tenant, its agents, employees and contractors shall not use, manufacture, store or dispose of any flammable explosives, hazardous or toxic wastes or materials, or other similar substances on, under or about the Premises or the Building.

6.13 Rules and Regulations of the Landlord. To ensure that the Tenant and its servants, employees and agent shall observe faithfully and comply strictly with such reasonable rules and regulations as the Landlord may from time to time adopt. Written notice of any additional rules and regulations shall be given to the Tenant. Nothing in this Lease contained shall be construed to impose upon the Landlord any duty or obligation to enforce the rules and regulations, or the terms, covenants or conditions in any other lease against any other tenant -6-or occupant of the Building and the Landlord shall not be liable to the Tenant for violation of the same by any other occupant or tenant, its servants, employees, agents, visitors or licensees.

6.14 Signs. Not to paint, display, inscribe, place or affix any sign, fixture, advertisement, notice, lettering or direction on any part of the outside of the Building or the Premises or which would be visible from the outside the Building or the Premises without the Landlord's prior written consent, which consent the Landlord may arbitrarily withhold in its sole discretion.

6.15 Show Premises. During the last six (6) months of the Term to permit a notice "To Let" to be put and remain on the Premises in a conspicuous position and to permit the Landlord or its agents to exhibit the Premises to prospective tenants during normal business hours and to exhibit the Premises for the purposes of the Landlord's own financing, refinancing and to exhibit the Premises to any prospective purchaser of the Building or of the Landlord's interest therein but not so as to cause any undue interference of the Tenant's business.

6.16 Insurance. To obtain and maintain throughout the Term and any extension or renewal thereof, at the expense of the Tenant, but for the common benefit of the Landlord and the Tenant:

     (a) comprehensive general public liability (including bodily injury, death and property damage) insurance on an occurrence basis with respect to the business carried on, or in or from the Premises and the Tenant's use and occupancy thereof of not less than Three Million ($3,000,000.00) Dollars; and

     (b) all risk direct damage insurance upon its fixtures, improvements and all parts of the Premises which the Tenant is obligated to repair under subsections 6.6 and 6.8 hereof, to the full replacement value thereof, and broad boiler insurance on any boiler in the Premises; and

     each insurance referred in subsections 6.16(a) and (b) shall include the Landlord as a named insured as its interest may appear, and shall protect the Landlord in respect of claims by the Tenant as if the Landlord were separately insured; and all insurance required to be maintained by the Tenant hereunder shall be on terms and with insurers to which the Landlord has no reasonable objection and shall provide that such insurers shall provide to the Landlord thirty (30) days prior written notice of cancellation or material alteration of such terms. The Tenant shall furnish to the Landlord certificates or other evidence acceptable to the Landlord as to the insurance from time to time required to be effected by the Tenant and its renewal or continuation in force. If the Tenant shall fail to take out, renew and keep in force such insurance, the Landlord may do so as the agent of the Tenant and the Tenant shall repay to the Landlord any amounts paid by the Landlord as premiums forthwith upon demand. If any policy of insurance upon the Building or the Premises or any part thereof shall be cancelled by the insurer by reason of the use or occupation of the Premises or any part thereof by the Tenant or by anyone permitted by the Tenant to be on or in the Premises, the Landlord may, at its option, determine this Lease forthwith by leaving upon the Premises notice in writing of its intention to do so and thereupon rent and any other payments for which the Tenant is liable under this Lease shall be paid in full to the date of such determination, and the Tenant shall immediately deliver up possession of the Premises to the Landlord and the Landlord may re-enter and take possession of the Premises.

6.17 Invalidation of Insurance. Not to do or permit anything to be done whereby any policy of insurance on the Building or the Premises or any part thereof may become void Dr voidable or whereby the premium thereon may be increased other than the ordinary course of business as permitted under paragraph 5.1.

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6.18 Notice of Defects. To give the Landlord immediate notice in case of fire or accident or malfunctioning of any of the mechanical or electrical systems in the Premises or in the Building of which the Tenant or its employees may be aware. The Tenant covenants and agrees that the Landlord shall at all times be at liberty to approve of and permit the erection or placement of signs and advertisements by other tenants in the Building of which the Premises herein form a part on the exterior of the said Building.

6.19 Governmental Regulations. To abide by and comply with all bylaws, building codes, rules and regulations of any federal, provincial, municipal or other governmental authority which in any manner relate to or affect the Premises and the conduct of the Tenant's business thereon and to indemnity and save harmless the Landlord from any costs, charges and damage which the Landlord may incur or suffer by reason of the breach of any such bylaw, building code, rule or regulation.

6.20 Indemnity. To indemnity the Landlord and save it harmless from any and all liability, damage, cost, claims, and causes of action whatsoever arising from any breach or violation by the Tenant of any of the Tenant's covenants or obligations under this Lease or from the use and occupation of the Premises by the Tenant hereunder, its employees, agents, customers, contractors or other invitees, licensees or concessionaires or by anyone permitted by the Tenant to be on the Premises, or from the Tenant's failure to abide by and comply with all laws, rules and regulations of every municipal or other authority which in any manner may relate to or affect the business conducted on or the use of the Premises by the Tenant.

6.21 Peaceful Surrender. At the expiration of the Term or any extension or renewal thereof, or upon sooner termination of this Lease, to peaceably surrender and yield up to the Landlord the Premises in good and substantial condition and repair.

7.   LANDLORD'S COVENANTS

7.1  THE LANDLORD COVENANTS WITH THE TENANT:

7.1  Quiet Environment. For quiet enjoyment.

7.2 Repairs. The Landlord shall use its best efforts to cause the Strata Corporation to repair and maintain the Building and the structure of the Premises and all systems and equipment servicing the Premises, subject to section 10.

8. IMPROVEMENTS

8.1 Alterations. The Tenant agrees not to make any alterations, additions or improvements in or to the Premises without obtaining the Landlord's prior written consent, such consent not to be unreasonably withheld. The Tenant shall provide the Landlord with all drawings, specifications and other information required by the Landlord in respect of such proposed work and shall reimburse the Landlord for any costs incurred in respect of professional consultants retained by the Landlord to assist with the Landlord's assessment of such proposed work. All such work shall be done only by contractors or tradesmen or mechanics approved in writing by the Landlord and at the Tenant's sole expense and at such time and in such manner as the Landlord may approve. No alterations, additions or improvements shall be made to the Premises without the Tenant first obtaining all necessary permits (including building permits) and said alterations, additions or improvements shall be carried out diligently and in a timely and workmanlike manner until all necessary final approvals are obtained including final inspections from all requisite departments of the City of Vancouver.

8.2  Intentionally Deleted.

8.3 Builders Lien. The Tenant shall indemnify and save the Landlord harmless from and against all claims which may arise pursuant to the Builders Lien Act of British Columbia as it may from time to time be amended in respect of any materials or services supplied in respect to the Premises and the Tenant shall forthwith remove any builders liens placed against the lands of which the Premises form a part and the Tenant shall allow the Landlord to post and to keep posted on the Premises any notice which the Landlord may wish to post under the provisions of the said Builders Lien Act.

8.4 Tenant's Chattels. All articles of personal property and all furniture, business and trade fixtures, and machinery and equipment, owned or installed by the Tenant at the expense of the Tenant in the Premises shall remain the property of the Tenant and may be removed by the Tenant at its expense, provided that the Tenant shall repair any damage to the Premises or the Building caused by the removal of same and further provided that if the Tenant does not remove such property forthwith after written demand by the Landlord, such property shall, if the Landlord elects, be deemed to become the property of the Landlord or the Landlord may remove the same at the expense of the Tenant, in which case the cost of such removal shall be paid by the Tenant forthwith to the Landlord on demand and the Landlord shall not be responsible for any loss or damage to such property because of such removal.

8.5 Fixturing Period. During the Fixturing Period the Tenant may occupy the Premises jointly with the Landlord and the Landlord's contractor and agents and shall not be responsible for Basic Rent and Additional Rent hereunder, except that the Tenant shall be responsible for the utility costs separately metered or charged in respect of the Premises and shall be bound by all other terms of this Lease from the date of first occupancy of the Premises by the Tenant for the purpose of fixturing the Premises. Notwithstanding the foregoing, the Tenant shall only be entitled to occupy Suite No. 902 once the Landlord has vacated same and the Tenant shall be responsible for Rent hereunder for the period commencing from the date of such vacating to the expiry of the Fixturing Period.

8.6 Completion of the Premises. The Tenant shall be responsible for all work required by the Tenant to complete the Premises for occupancy including the installation of all telephone, computer and special communications equipment, wiring and fixtures. Any work for which the Tenant is responsible shall be designed, performed and completed subject to the Landlord's approval, not to be unreasonably withheld, it being agreed that such work shall be completed within the Fixturing Period.

8.7 Failure to Open for Business. If the Tenant fails to open the Premises for business fully fixtured, stocked and staffed by the expiry of the Fixturing Period then the Landlord, in addition to the remedies herein provided, may terminate this Lease upon not less than thirty (30) days notice to the Tenant unless the Tenant opens for business fully fixtured, stocked and staffed before the expiration of the notice.

9. LIMITATIONS ON LANDLORDS LIABILITY

9.1 General Limitation of Liability. The Landlord shall not be responsible for any damage which may be caused nor shall the Tenant be entitled to claim any diminution of rent or other compensation should it become advisable, in the sole discretion of the Landlord, to stop, or if there is otherwise a stoppage in, the operation of any heating apparatus or any air conditioning apparatus or any electric or water service, or any of the engines, boilers or machinery pertaining thereto but in such case the Landlord shall use its best efforts to recommence any such operations as may have been affected and the Landlord shall not be liable for any damage which may be caused to the Tenant or to the employees of the Tenant as a result of such stoppages. The Landlord shall not be liable for any damage in or upon the Premises, arising from any reason or cause whatsoever, including any default or neglect by the Strata Corporation relating to its responsibilities as a strata corporation, or for any personal injuries sustained by the Tenant, its officers or employees or other persons, or for any property loss howsoever occurring and the Tenant shall have no right to diminution of rent in any of such cases; and, without restricting the generality of the foregoing, the Landlord shall not be liable for any injury or damage to person or property resulting from fire, explosion, failing plaster, steam, gas, electricity, water, rain, or snow or leaks from any part of the Building, or from pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or for any such injury or damage by any cause of whatsoever nature.

9.2 Interruptions. The Landlord does not warrant that any service or facility provided by it hereunder will be free from interruption caused or required by maintenance, repairs, renewals, modifications, strikes, riots, insurrections, labour controversies, accidents, fuel shortages, government intervention, force majeure, act of God or other cause or causes beyond the Landlord's reasonable care and control. No such interruption shall be deemed an eviction or disturbance of the Tenant's enjoyment of the Premises nor render the Landlord liable in damages to the Tenant nor relieve the parties from their obligations under this Lease.

9.3 No Representations. The Tenant acknowledges having made its own independent investigation of the Premises and of the Building and as to the condition of same and as to the laws, by-laws and regulations which affect the operation of any business in the Premises and the Tenant states that in entering into this Lease it has not relied on any representations or promises as to these or other matters by the Landlord and states that there are no representations, warranties or conditions other than those expressed in this Lease and no agreement collateral hereto shall be binding upon the Landlord unless made in writing and signed by or on behalf of the Landlord.

10. DAMAGE TO OR DESTRUCTION OF THE PREMISES

10.1 Damage and Repair. In the event that the Premises or the Building are damaged by fire or other casualty so as to render the Premises partially or wholly unfit for occupancy then:

     (a) if the damage cannot be repaired in the opinion of the Landlord's architect within one hundred twenty (120) days after the date thereof, the Landlord may terminate this Lease as of the said date, by notice to the Tenant within thirty (30) days after such damage and, in that case, the Tenant shall immediately surrender the Premises to the Landlord and shall pay rent accrued to the date on which the said damage occurred but shall not be entitled to any damages or compensation;

     (b) if the damage can be repaired in the opinion of the Landlord's architect within one hundred twenty (120) days after the date thereof or if the Landlord shall not have given notice of termination pursuant to the provisions of subsection 10.1(a) hereof, the Landlord shall, or the Tenant, or both, as the case may be (according to the nature of the damage and their respective obligations to repair), forthwith commence and carry out with due diligence the repair thereof, and this Lease shall continue in full force and effect.

     In the event of substantial damage to the Building such that the Strata Corporation resolves not the rebuild the Building then, notwithstanding the foregoing, this Lease shall be terminated as of the date of the damage and, in that case, the Tenant shall immediately surrender the Premises to the Landlord and shall pay rent accrued to the date on which the said damage occurred but shall not be entitled to any damages or compensation.

10.2 Abatement of Rent. Unless the damage under subsection 10.1(b) is caused by the negligence of the Tenant or its assignee, sublessee, concessionaire, licensee, or officer, employee, customer or other invitee of any of them, the rent payable under this Lease shall abate proportionately, having regard to such part of the Premises as have been rendered unfit for occupancy, until the repairs which are the obligation of the Landlord have been completed.

11. EXPROPRIATION

11.1 If the Building shall be acquired or condemned by any authority having the power for such acquisition or condemnation, for any public or quasi-public use or purpose, then and in that event the Term of this Lease shall cease from the date of entry by such authority. If only a portion of the Building shall be so acquired or condemned but affecting Premises, this Lease shall cease and terminate at the Landlord's option and, if such option is not exercised by the Landlord, an equitable adjustment of rent, payable by the Tenant for the remaining portion of the Premises, shall be made. In either event, however, and whether all or only a portion of the Building shall be so acquired or condemned, nothing herein contained shall prevent the Landlord or the Tenant or both from recovering damages from such authority for the value of their respective interests or for such other damages and expenses as are allowed by law.

12. ASSIGNMENT AND SUBLETTING

12.1 Prohibition on Assignment and Subletting. The Tenant shall not assign, sublet, grant any right of occupancy of all or part of the Premises or grant or permit any charge or encumbrance against the Premises or the Tenant's interest therein without the Landlord's prior consent in writing, which consent shall not be unreasonably withheld, provided that the Tenant has not defaulted in payment of any Rent under this Lease and is not in default under this Lease at the time of the request for consent and that no such assignment, subletting or grant for which such consent has been provided shall in any manner release the Tenant from any covenant to be observed or performed by it hereunder. The Tenant acknowledges that it shall be reasonable for the Landlord to consider, among other things, the responsibility, reputation, financial standing and business of the proposed assignee, sublessee or grantee. Any such assignment, sublease or grant relating to this Lease if consented to by the Landlord will be prepared by the Landlord or its solicitors, and all legal costs of its preparation will be paid by the Tenant. Notwithstanding the foregoing, provided that the Tenant has not defaulted under this Lease, the Tenant shall be entitled to assign or sublet all or a portion of the Premises to any company that is non-arm's length to the Tenant, without the Landlord's consent, upon written notice to the Landlord.

12.2 No Waiver and Implications of Failure to Obtain Consent. The consent by the Landlord to an assignment or subletting will not constitute a waiver of its consent to a subsequent assignment or subletting. This prohibition against assignment or subletting includes a prohibition against an assignment or subletting by operation of law. If this Lease is assigned, or if all or part of the Premises is sublet or occupied by anybody other than the Tenant, in any case without the consent of the Landlord when required, the Landlord may collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, sublease, occupancy or collection will be considered a waiver of this covenant, or the acceptance of the subtenant or occupant as tenant.

12.3 Change in Control. In the event that the Tenant is a corporation and if after the date of the execution of this Lease the shares of the Tenant are transferred by sale, assignment, bequest, inheritance, operation of law or other disposition, or issued by subscription or allotment, or cancelled or redeemed, so as to result in a change in the effective voting or other control of the Tenant, or if other steps are taken to accomplish such a change in control, then the Tenant will promptly notify the Landlord in writing of the change in control the same will be considered to be an assignment of this Lease to which section 12.1 applies. This paragraph shall not apply in the event that the Tenant has its voting shares publicly trading on any stock exchange.

13. CERTIFICATE, ATTORNMENT AND SUBORDINATION

13.1 Certificate as to Lease. The Tenant shall from time to time, and within ten
     (10) days of receiving request from the Landlord, execute and deliver to any proposed purchaser or proposed or existing mortgagee of the Premises, a certificate acknowledging the following:

     (a)  the Tenant is in possession of the Premises;

     (b) this Lease is in full force and effect and unamended, or if the same has been amended, specifying such amendments;

     (c) the Landlord is not currently in default under any term, condition or covenant required to be performed by the Landlord hereunder, or if the Landlord is in default under any one or more of such terms, conditions or covenants, specifying the nature of each such default;

     (d)  the date to which the rents hereunder have been paid;

     (e)  the amount of any deposit hereunder;

     (f)  and there is no right of setoff against any rents due hereunder.

13.2 Attornment. The Tenant shall, it requested to do so by the Landlord, agree with any mortgagee of the whole or any portion of the Premises to attorn to and become the tenant of such mortgagee if the mortgagee shall become a mortgagee in possession, if such mortgagee shall agree that so long as the Tenant pays the rent and observes and performs the covenants and provisos herein contained on its part to be performed, the Tenant shall be entitled to hold, occupy and enjoy the Premises, subject to any rights the mortgagee may have as a lessor, free from any interference by the mortgagee or any person claiming by or through the mortgagee.

13.3 Subordination. This Lease shall be deemed to be subordinate to any charge or mortgage, including any deeds of trust and mortgages and all indentures supplemental thereto, which now or hereafter during the Term affect or relate to the Premises and all modifications or renewals thereof. The Tenant agrees to execute promptly from time to time any assurance which the Landlord may require to confirm this subordination and hereby constitutes the Landlord, the agent or attorney of the Tenant for the purpose of executing any such assurance and of making application at any time and from time to time to register the postponement of this Lease in favour of any such mortgage or charge in order to give effect thereto, provided that such mortgage or charge shall permit the Tenant to continue in quiet possession of the Premises in accordance with the terms and conditions of this Lease so long as the Tenant is not in default hereunder whether such mortgage or charge is in good standing or not.

14. DEFAULT

14.1 Re-entry. If and whenever the rent hereby reserved or any additional rent as herein described or any part thereof, whether the same are lawfully demanded or not, is not paid when due, or if the Tenant (or the Indemnitor, if any) shall violate or neglect any other covenant, agreement or stipulation herein contained on its part to be kept, performed or observed for a period of seven (7) days after notice thereof from the Landlord, or if the Premises shall become vacated or remain unoccupied for fifteen (15) days, then the

     Landlord, in addition to any other remedy now or hereafter provided by law. r-nay at its option and without notice terminate this Lease forthwith and re-enter and take possession of the Premises immediately by force if necessary, and may remove all persons and property therefrom and may use such force and assistance in making such removal as the Landlord may deem advisable to recover at once full and exclusive possession of the Premises and such re-entry shall not operate as a waiver or satisfaction in whole or in part of any right, claim or demand arising out of or connected with any breach or violation by the Tenant of any covenant or agreement on its part to be performed or observed.

14.2 Bankruptcy. If the Term hereby granted or any of the goods or chattels of the Tenant or the Indemnitor shall be at any time seized in execution or attachment by a creditor of the Tenant (or the Indemnitor, if any) or if the Tenant (or the Indemnitor, if any) shall make an assignment for the benefit of creditors or a bulk sale or become bankrupt or insolvent or take the benefit of any Act now or hereafter in force for bankrupt or insolvent debtors, or if the Tenant (or the Indemnitor, if any) is a corporation and an order shall be made for the winding up of the Tenant or any Indemnitor, as the case may be, or other termination of its corporate existence, then this Lease shall, at the option of the Landlord, cease and determine and the Term shall immediately become forfeit and the then current month's rent and the next ensuing three (3) months' rent shall immediately become due and payable and the Landlord may re-enter and take possession of the Premises as though the Tenant or other occupants of the Premises were holding over after the expiration of the Term without any right whatever.

14.3 Right to Relet. If the Landlord re-enters, as herein provided, it may either terminate this Lease or it may from time to time without terminating the Tenant's obligations under this Lease, make alterations and repairs considered by the Landlord necessary to facilitate a reletting, and relet the Premises or any part thereof as agents of the Tenant for such term or terms and at such rental or rentals and upon such other terms and conditions as the Landlord in its reasonable discretion considers advisable. Upon each reletting all rent and other monies received by the Landlord from the reletting will be applied, firstly to the payment of indebtedness other than rent due hereunder from the Tenant to the Landlord, secondly to the payment of costs and expenses of the reletting including brokerage fees and solicitor's fees and costs of the alterations and repairs, and thirdly to the payment of rent due and unpaid hereunder. The residue, if any, will be held by the Landlord and applied in payment of future rent as it becomes due and payable. If rent received from the reletting during a month is less than the rent to be paid during that month by the Tenant, the Tenant will pay the deficiency to the Landlord. The deficiency will be calculated and paid monthly. No re-entry by the Landlord will be construed as an election on its part to terminate this Lease unless a written notice of that intention is given to the Tenant. Despite a reletting without termination, the Landlord may elect at any time to terminate this Lease for a previous breach. If the Landlord terminates this Lease for any breach, in addition to other remedies it may recover from the Tenant all damages it incurs by reason of the breach including the cost of recovering the Premises, reasonable legal fees and the worth at the time of termination of the excess, if any, of the amount of rent and charges equivalent to the rent reserved in this Lease for the remainder of the Term over the then reasonable rental value of the Premises for the remainder of the Term, all of which amounts immediately will be due and payable by the Tenant to the Landlord. In determining the rent which would be payable by the Tenant after default, the annual rent for each year of unexpired Term will be equal to the averaged fixed basic rent paid or payable by the Tenant from the beginning of the Term to the time of default, or during the preceding three (3) full calendar years, whichever period is shorter.

14.4 Distress. If the Landlord shall be entitled to levy distress against the goods and chattels of the Tenant, it may use such force as it may deem necessary for the purpose and for gaining admission to the Premises without being liable to any action in respect thereof or for any loss or damage occasioned thereby and the Tenant hereby expressly releases the Landlord from all actions, proceedings, claims or demands whatsoever for or on account or in respect of any such forcible entry or any loss or damage sustained by the Tenant in connection therewith.

14.5 Performing Tenant's Obligations. If the Tenant fails to perform an obligation of the Tenant under this Lease, the Landlord may perform the obligation and for that purpose may enter upon the Premises without notice and do such things upon or in respect of the Premises as the Landlord considers necessary. The Tenant will pay as additional rent all expenses incurred by or on behalf of the Landlord under this subsection plus ten (10%) percent for overhead upon presentation of a bill therefor. The Landlord will not be liable to the Tenant for loss or damages resulting from such action by the Landlord.

14.6 Landlord's Expenses Enforcing Lease. In the event that it shall be necessary for the Landlord to retain the services of a lawyer or bailiff or any other proper person for the purpose of assisting the Landlord in enforcing any of its rights hereunder, the Landlord shall be entitled to collect from the Tenant the cost of all such services incurred by the Landlord as if the same were rent reserved and in arrears hereunder.

15. CONDOMINIUM ACT PROVISIONS.

15.1 Interpretation. In this section 15 and where used elsewhere in this Lease, the following words shall have the following meanings:

     (a) "Condominium Act" means the Condominium Act, R.S.B.C., 1996, Chapter 64 and any amendments and successor legislation thereto;

     (b) "Strata Corporation" means the Strata Corporation created pursuant to the Condominium Act with respect to the Building;

     (c) "By-laws' means the by-laws of the Strata Corporation in force under the Condominium Act as amended by the Strata Corporation from time to time;

     (d) "Rules and Regulations" means the rules and regulations of the Strata Corporation from time to time;

     (e)  "Owner" means owner as that term is defined in the Condominium Act,

     (f) "Strata Lot" means a strata lot as that term is defined in the Condominium Act.

15.2 Tenant's Obligations. Notwithstanding any other provision of this Lease, the Tenant hereby agrees as follows:

     (a) to comply with the Condominium Act and the By-laws and Rules and Regulations;

     (b) at the time of execution of this Lease, to deliver to the Landlord an executed Form 'D' under the Condominium Act with respect to the Premises;

     (c) to promptly pay to the Landlord as additional rent the amount of all regular monthly strata maintenance fees which may be levied by the Strata Corporation from time to time during the Term against the Landlord as Owner of the Premises, provided that the Tenant shall have no obligation to pay for special assessments; and

     (d) that if, pursuant to the Condominium Act, a Form "B" thereunder is registered against title to the Premises the Tenant shall within ten
          (10) days after receipt of notice thereof obtain and file a discharge of the Form 'B" from title to the Premises.

15.3 No Assignment as Owner. Nothing herein contained shall be construed or deemed to be an assignment by the Landlord to the Tenant of any of the Landlord's rights and powers as Owner of the Premises.

15.4 Strata Corporation. The Landlord and the Tenant agree that the provisions contained in this Lease shall be subject to and deemed to be modified as required to comply with the terms of the Condominium Act, the By-laws and Rules and Regulations to reflect the fact that the Premises comprise a strata lot of which the Landlord is Owner and that certain payments and obligations of the Landlord hereunder may in fact be made or performed by the Strata Corporation. Where any payments to be made or obligations to be performed or which may be made or performed by the Landlord hereunder are in fact made or performed by the Strata Corporation the Landlord shall be deemed to have fulfilled its obligations hereunder and any corresponding repayment or obligations of the Tenant may thereafter be made to or performed for the benefit of the Strata Corporation where any obligations to be performed by the Landlord hereunder are obligations of the Strata Corporation under the Condominium Act or the Bylaws or the Rules and Regulations, the Landlord's obligation shall be interpreted as meaning that the Landlord shall use its best efforts to cause the Strata Corporation to perform such obligations.

16. RENEWAL

16.1 Provided that, and for so long as the Tenant pays the Rent and performs each and every of the covenants, conditions and agreements in the Lease reserved and contained and on the part of the Tenant to be paid and performed and is not and has not been in default in respect of any of the same and there has been no adverse change of any sort in the Tenant's financial condition or capacity the Landlord will, upon the request in writing by the Tenant given at least six (6) months and not more than twelve (12) months prior to the expiration of the Term (the "Notice Period"), grant to the Tenant a renewal lease of the Premises for one (1) further term of five (5) years upon and subject to the covenants, conditions and agreements as are set forth in the Landlord's standard form of lease for the Building then in use, save and except that the renewal lease shall not contain any provision for further renewal and the annual basic rent shall be the market rate for similar premises of similar size, use and location one hundred twenty (120) days prior to the expiry date of this Lease, without deduction of allowance for or consideration of any tenant inducements, leasehold improvement allowances, rent free periods, lease takeovers, turnkey or "build-to-suit" arrangements or other concession or inducement offered of given by landlords to achieve such rental (the "New Annual Basic Rent"). If requested by the Tenant during the Notice Period, the Landlord will provide the Tenant with a copy of its standard form of lease for the Building then in use. The New Annual Basic Rent shall be mutually agreed to by the Landlord and the Tenant at least ninety (90) days prior to the expiration of the Term, and failing agreement shall be determined by three (3) accredited real estate brokers (the 'Three Experts") at least thirty (30) days prior to the expiration of the Term, which experts shall be familiar with rental rates in the area of the Premises, one of whom shall be appointed by the Landlord (the "Landlord's Expert') and all costs associated with the Landlord's Expert shall be the sole responsibility of the Landlord, and one expert shall be appointed by the Tenant (the "Tenant's Expert") and all costs associated with the Tenant's Expert shall be the sole responsibility of the Tenant. The appointment of the third expert (the "Third Expert") shall be agreed upon by the Landlord's Expert and the Tenant's Expert and 50% of costs attributable to the Third Expert shall be borne by the Tenant and the remaining 50% of costs attributable to the Third Expert shall be borne by the Landlord. Together the Three Experts, acting reasonably, shall make the final determination of the New Annual Basic Rent and should the Three Experts be unable to agree among themselves on the determination, the opinion of the majority, being two (2) of the Three Experts, shall be final and binding on the Landlord and

     Tenant.  The determination of the New Annual Basic Rent shall be considered
     an    arbitration    pursuant   to   the   Commercial    Arbitration    Act
     of British Columbia.

16.2 In the event that the New Annual Basic Rent is determined by the Three Experts pursuant to subsection 16.1, such New Annual Basic Rent shall apply to the first and second years of the renewal term, the annual basic rent in respect of the third year of the renewal term shall be Fifty (.50) Cents per square foot higher than the annual basic rent in effect during the second year of the renewal term and the annual basic rent in respect of the fourth and fifth years of the renewal term shall be Fifty (.50) Cents per square foot higher than the annual basic rent in effect during the third year of the renewal term.

17. OVERHOLDING

17.1 If the Tenant shall continue to occupy the Premises after the expiration of the renewal term which may be granted hereby and the Landlord shall accept rent, the new tenancy thereby created shall be deemed to be a monthly tenancy with the basic rent equal to one hundred and twenty-five percent (125%) of the basic monthly rent for the last month of the Term and shall be otherwise subject to the covenants and conditions including additional rent and Goods and Services Tax in this Lease insofar as the same are applicable to a tenancy from month to month.

18. WAIVER

18.1 The failure of the Landlord or the Tenant to insist upon strict performance of any covenant or condition contained in the Lease or in the rules and regulations attached hereto shall not be construed as a waiver or relinquishment in the future of any such covenant, condition or rules and regulations. The acceptance of any rent or the performance of any obligations hereunder by a person other than the Tenant shall not be construed as an admission by the Landlord of any right, title or interest of such person as a subtenant, assignee, transferee or otherwise in the place and stead of the Tenant. All rights and remedies of the Landlord in this Lease contained shall be cumulative and not alternative.

19. NOTICES Notice.

19.1 Any notice, waiver or other communication required or permitted to be given hereunder shall be in writing and signed by or on behalf of such party and shall be given to the other party by delivery thereto, or by sending by prepaid registered mail, telex, facsimile, telegram or cable to the address of the other party as hereinbefore set forth or to such other address of which notice is given, and any notice shall be deemed not to have been sufficiently given until it is received. Any notice or other communication contemplated herein shall be deemed to have been received on the day delivered, if delivered, on the fourth business day following the mailing thereof, if sent by registered mail, and the second business day following the transmittal thereof, if sent by telex, facsimile, telegram or cable. If normal mail, telex, facsimile, telegram or cable service shall be interrupted by strike, slowdown, force major or other cause, the party sending the notice shall utilize any of the such services which have not been so interrupted or shall deliver such notice in order to ensure prompt receipt of same by the other party.

20. MISCELLANEOUS

20.1 Amendment. No alteration, amendment, change or addition to this Lease will be binding upon the Landlord and the Tenant unless in writing and signed by the parties hereto.

20.2 Time of the Essence. Time is of the essence of this Lease and each provision hereof.

20.3 No Registration. This Lease or any notice hereof or any caution or other instrument indicating an interest in the Premises by virtue of this Lease shall not be executed in registerable form nor registered against the title to the Premises.

20.4 Further Assurances. Each of the parties hereby covenants and agrees to execute any further and other documents and instruments and to do any further and other things that may be necessary to implement and carry out the intent of this Agreement.

20.5 Successors and Assigns. This Agreement shall enure to the benefit of and be binding upon the parties hereto, their respective heirs, executors, administrators, successors and permitted assigns.

21. ADDITIONAL PROVISIONS

21.1 Parking. The Landlord shall make available to the Tenant throughout the Term and any renewal thereof the use of up to ten (10) designated parking stalls in the underground parking of the Building at the prevailing market rental rates in effect from time to time, provided that the Tenant notifies the Landlord, in writing, of its parking requirements at least two (2) months in advance. Any additional parking stalls required by the Tenant would be subject to availability and at prevailing market rental rates.

21.2 Right of First Refusal to Lease Portion of Eighth Floor. Provided that the Tenant has not defaulted in payment of any Rent under this Lease and is not in default under this Lease, if at any time during the Term or any renewal term the Landlord receives an acceptable written offer from a third party (the "Third-Party Offer') to lease all or any of the Landlord's 8th Floor Suites, the Landlord shall notify the Tenant in writing stating the terms of the Third-Party Offer (the "Notice") and the Tenant shall have the right to lease the space referred to in the Third-Party Offer upon the same terms and conditions as are contained in the Third-Party Offer, provided that the Tenant must exercise such right by written notice to the Landlord within three (3) business days after the date of receipt of the Notice save and except that, notwithstanding the terms and conditions of the Third-Party
     Offer:

     (a) the Landlord shall be responsible for completing the Base Building Work in respect of the subject space;

     (b)  upon  completion of the Base Building Work the Tenant shall have a two
          (2) month Fixturing period, during which time the Tenant shall not be responsible for Rent but shall be responsible for the utility costs separately metered or charged in respect of the subject space and shall be bound by all other terms of the Landlord's then current form of lease from the date of first occupancy of the subject space by the Tenant for the purposes of Fixturing the subject space; and

     (c) the commencement date of the term in respect of the lease for the subject space shall be the day following the expiry of the aforesaid Fixturing period.

     If the Tenant shall fail to exercise such right as aforesaid then the Tenant's right of first refusal to lease the space referred to in the Third-Party Offer thereupon shall terminate. Notwithstanding that the Tenant does not exercise its right of first refusal in respect of any space referred to in a Third-Party Offer, the Tenant's right of first refusal in respect of any subsequent offer to lease any of the balance of the Landlord's 8th Floor Suites shall continue throughout the Term and any renewal term.

21.3 Landlord's Base Building Work. The Landlord shall be responsible for completing the Base Building Work in respect of the Premises (with the exception of Suite No. 902) and the installation of the heat pump unit in Suite No. 903. The Landlord shall work in conjunction with the Tenant and the Tenant's architect/space planner and make its best efforts to complete the Base Building Work by the 15th day of May, 1999. If the Landlord does not complete the Landlord's Base Building Work as aforesaid then the Tenant may, but shall not be obligated to, complete such work at its cost and set-off such costs against Rent payable hereunder provided that:

     (a)  the terms and conditions of subsection 8.1 shall apply; and

     (b)  such Tenant's  costs are  reasonable and represent the lowest of three
          (3) arms-length bids, copies of which are to be provided to the Landlord together with such other documents that the Landlord may reasonably request for verification of such costs.

21.4 Suite No. 902. To compensate the Landlord for the existing improvements to Suite No. 902, the Tenant shall pay to the Landlord the following sums:

     (a)  Ten Thousand ($1 0,000.00) Dollars upon execution of this Lease;

     (b) Thirty Thousand ($30,000.00) Dollars upon the later of the 31st day of May, 1999 and the Landlord vacating Suite No. 902; and

     (c) Twenty Thousand ($20,000.00) Dollars within ninety (90) days after the Landlord has vacated Suite No. 902.

21.5 Option to Lease Portion of Eighth Floor. Subject to any of the Landlord's 8th Floor Suites having been leased or agreed to be leased to another tenant as contemplated under subsection 21.2, the Tenant shall have the right to lease the Landlord's 8th Floor Suites upon the following terms and conditions:

     (a) the Tenant may provide written notice to the Landlord at any time during the initial Term of this Lease advising of which of the Landlord's 8th Floor Suites it would like to lease (the "Additional 8th Floor Suite"), wherefore the Landlord shall be responsible for completing the Base Building Work in respect thereof. Notwithstanding the foregoing, the Tenant shall be obligated to give notice to lease one (1) of the Landlord's 8th Floor Suites within ninety (90) days after the Landlord has vacated Suite No. 902 as contemplated under subsection 21.4;

     (b) upon the Landlord commencing the Base Building Work in respect of the Additional 8th Floor Suite the Tenant shall pay the Landlord, as a contribution to the cost of such work, the following sum (plus any applicable GST):

     $20,000 x square footage of Additional 8th Floor Suite square footage of all of Building's 8th floor Strata Lots

     (c) the terms and conditions of the lease for the Additional 8th Floor Suite shall be the same terms and conditions as are contained in the Landlord's then current form of lease, subject to the following:

          (i) the Tenant shall have a two (2) month Fixturing period commencing upon the completion of the Landlord's Base Building Work in respect of the Additional 8th Floor Suite during which period the Tenant shall not be responsible for Rent hereunder, but shall be responsible for the utility costs separately metered or charged in respect of the Additional 8th Floor Suite and shall be bound by all other terms of lease from the date of first occupancy of the Additional 8th Floor Suite for the purposes of fixturing; 6435.136@000

          (ii) the term shall commence upon the earlier of the expiry of the Fixturing period referred to in subsection 21.5(c)(1) and the term shall end on the same day as the termination of this Lease;

          (iii)the basic rent per square foot for each year or part of a year shall equal the rent per square foot being charged from time to time under this Lease (for example, if the term of the lease in respect of the Additional 8th Floor Suite commences eighteen (1
               8) months into the Term of this Lease then the rate per square foot under the lease shall be $1 1.00 for the first 6 months and $11.50 for the next 12 months;

          (iv) the lease shall have the same right of renewal as in this Lease;

          (v) a deposit shall be held against the last two (2) months' Rent and shall be equal to:

     $20,000 x square footage of Additional 8th Floor Suite square footage of all of the Building's 8th floor Strata Lots

     (d) the deposit referred to in subsection 21.5(c)(v) shall be paid to the Landlord upon the earlier of the execution of the lease and the Tenant first taking occupancy of the Additional 8th Floor Suite for the purposes of fixturing.

21.6 Cancellation. The Tenant shall have the right to cancel this Lease (which would also include any lease made pursuant to subsection 21.5) at any time during the 3rd, 4th and 5th years of the initial Term by way of providing at least three (3) months prior written notice together with a payment to the Landlord delivered with such notice in the amount of Sixty Thousand ($60,000.00) Dollars (plus any applicable GST).

21.7 Shop A. The Tenant acknowledges that all common areas must be kept clear and agrees not to use the area in front of Shop A for storage or packaging purposes and to keep such area clear at all times.

21.8 Lobby Renovation. Upon the written request from the Landlord at any time during the Term of this Lease or any renewal thereof, the Tenant shall surrender that portion of Shop A indicated as the cross-hatched area on the plan attached as Schedule 'B', being approximately ninety (90) square feet of rental area on the ground floor, for the purpose of the Landlord's renovation of the lobby. Upon making such written request:

     (a) the Tenant shall vacate the subject area within thirty (30) days of receiving such request;

     (b) the Landlord shall be responsible for constructing a new demising wall, at the Landlord's cost, to define the new rental area of Shop A and for installing utility grade double doors or an oversized single door from the lobby to Shop A; and

     (c) the Rent shall be adjusted in accordance with the reduced area of the Premises.

2.9 Card Reader. The Landlord agrees to request the Strata Corporation of the Building to install an electronic security card reader in the elevators of the Building as and when required by the Tenant and the Tenant acknowledges that the basis of such request and installation will be that the Tenant shall pay all costs for such installation and ongoing repairs thereto.

21.10Special Signage.  The Landlord agrees to request the Strata  Corporation of the Building to approve the installation of a pedestal sign bearing the Tenant's name to be placed outside of the Building fronting Howe Street and the Tenant acknowledges that the basis of such request and installation will be that the Tenant shall pay ail costs for such installation and ongoing repairs thereto and the Tenant further acknowledges that the design and location of any such signage shall require the approval of the Landlord which approval shall not be unreasonably withheld.

The parties hereto have executed this Lease on the day and year first above written.

356535 B.C. LTD. by its
Authorized Signatory(ies):

/s/
-----------------------------
Authorized Signatory


-----------------------------
Authorized Signatory

MILINX MARKETING GROUP, INC. by
Its Authorized Signatory(ies):

/s/
-----------------------------
Authorized Signatory


-----------------------------
Authorized Signatory